# CCOF

## *Certification Services, LLC*

**GREEN HYGIENICS HOLDINGS, INC DBA SOL VALLEY RANCH**

1876 Round Potrero Road
Potrero, CA 91963 US

Certified to the USDA organic regulations, 7 CFR
Part 205 for the following scope(s)/categories:

**Crops (03/14/2020), Handling (Simple Post Harvest) (09/30/2020)**

*Effective Date:*
**March 14, 2020**

Once certified, a production or handling operation's organic certification continues in effect until surrendered, suspended or revoked. Anniversary Date: Certified operations are required to submit annual updates to CCOF by January 1 of each year. Information regarding products, crops, parcels, etc., is available on the CCOF Client Profile.

**Client Code: ps716**

**CCOF certified since: 03/14/2020**

**Issue Date: 09/30/2020**

April Crittenden
Chief Certification Officer

**Additional information and a directory of certified operations available from CCOF at www.ccof.org. Use MyCCOF: Supplier Management to track current certification status and access certificates directly. Visit www.ccof.org/myccof to sign up.**

CS-G-02, V4, 12/17/13

2020-159200-2263

2155 Delaware Avenue, Suite 150, Santa Cruz, CA 95060 • (831) 423-2263 • fax (831) 423-4528 • ccof@ccof.org • www.ccof.org